POINT WEST CAPITAL CORPORATION

                        Incentive Stock Option Agreement
                        --------------------------------

                  INCENTIVE  STOCK  OPTION  AGREEMENT,  dated as of November 11,
                                                                    -----------
1999 (this "Agreement"),  between __________ ("Optionee") and Point West Capital
----
Corporation, a Delaware corporation (the "Company").

                              W I T N E S S E T H:

                  WHEREAS, Optionee is an employee of the Company;

                  WHEREAS, the execution of an incentive stock option agreement in the form hereof has been duly authorized by a resolution of the Compensation Committee (the "Committee") of the Board of Directors ("the Board") of the Company duly adopted (i) at a regular or special meeting of the Committee held on, or (ii) by the unanimous written consent of the members of the Committee effective on, November 11, 1999 (the "Date of Grant") and incorporated herein by
              -----------------
reference; and

                  WHEREAS, the option granted hereunder is intended to be an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

1. (a) Option.  Subject to Section 14,  pursuant  to the  Company's  Amended and
Restated 1995 Stock Option Plan (the "Plan"), the Company hereby grants to Optionee an option (the "Option") to purchase 50,000 shares (the "Option
                                                   ------
Shares") of the Company's Common Stock, par value $.01 per share ("Common Shares"), at the price of $5.98125 per share (the "Option Price"), which is 110%
                          --------
of the fair market value of the Common Shares (as determined by the Committee) on the Date of Grant, and agrees to cause certificates for any Common Shares purchased hereunder to be delivered to Optionee upon payment in full of the Option Price, subject to the applicable terms and conditions of the Plan and the terms and conditions hereinafter set forth.

         2.  Vesting of Option Shares.

         (a) Unless and until terminated as hereinafter provided, the Option shall become exercisable to the extent of 25% of the Option Shares on the first anniversary date of the Date of Grant and to the extent of an additional 25% on each of the second through the fourth anniversary of the Date of Grant so long as Optionee has remained in the continuous employ of the Company or a Subsidiary from the date hereof through such date. For the purposes of this Agreement, the continuous employment of Optionee with the Company or a Subsidiary shall not be deemed to have been interrupted, and Optionee shall not be deemed to have ceased to be an employee of the Company or a Subsidiary, by reason of (i) the transfer of Optionee's employment among the Company and its Subsidiaries or (ii) a leave of absence approved by the Board of not more than 90 days, unless Optionee has a statutory or contractual right to reemployment with the Company or a Subsidiary following an approved leave of absence of more than 90 days. To the extent that the Option shall have so become exercisable, it may be exercised in whole or in part from time to time.

         (b) Notwithstanding the provisions of paragraph 2(a) above, the Option shall become immediately exercisable to the extent of 100% of the Option Shares upon the occurrence of a Change in Control. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of Section 2(a) shall be reinstated but without prejudice to any exercise of the Option that may have occurred prior to such nullification.

         (c) Notwithstanding the provisions of paragraph 2(a) above, the Option shall become immediately exercisable to the extent of 100% of the Option Shares upon the death or Disability of Optionee.

     (d) Notwithstanding the provisions of paragraph 2(a), the unvested option grants are in consideration of future services.


         3.  Exercises.
             ---------

         (a) This Option, to the extent exercisable as provided in Section 2, may be exercised by Optionee by delivery to the Company of (i) an Exercise Notice in the form attached to this Agreement as Annex A, appropriately completed and duly executed and dated by Optionee, (ii) payment in full of the Option Price for the number of Option Shares which Optionee is purchasing hereunder, and (iii) payment in full to the Company of any amounts required to be paid pursuant to Section 3(c).

         (b) The Option Price shall be payable (a) in cash or check acceptable to the Company, (b) by transfer to the Company of Common Shares that have been owned by Optionee for (i) more than one year prior to the date of exercise and for more than two years from the date on which the option was granted, if they were originally acquired by Optionee pursuant to the exercise of an incentive stock option, or (ii) more than six months prior to the date of exercise, if they were originally acquired by Optionee other than pursuant to the exercise of an incentive stock option, or (c) by a combination of any of the foregoing methods of payment. The requirement of payment in cash shall be deemed satisfied if Optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the date of exercise a sufficient number of the Common Shares being purchased so that the net proceeds of the sale transaction will at least equal the aggregate Option Price, plus interest at the applicable federal rate for the period from the date of exercise to the date of payment, and pursuant to which the broker undertakes to deliver the aggregate Option Price, plus such interest, to the Company not later than the date on which the sale transaction will settle in the ordinary course of business.

         (c) If the Company shall be required to withhold any federal, state, local or foreign tax in connection with an exercise of the Option, it shall be a condition to the exercise that Optionee pay the tax or make provisions that are satisfactory to the Company for the payment thereof.

         4. Termination of Option.
            ----------------------

         The Option shall  terminate  on the earliest of the  following dates:

         (a) The date on which Optionee ceases to be an employee of the Company or a Subsidiary unless he ceases to be such an employee in a manner described in
(b) or (c) below.

     (b) 90 days after Optionee ceases to be an employee of the Company or any Subsidiary if (A) Optionee retires from employment with the Company or any Subsidiary after reaching the age of 65 years, or (B) Optionee's employment is terminated under circumstances determined by the Committee to be for the convenience of the Company.

     (c) One year after the date on which Optionee's employment is terminated as a result of Optionee's death or Disability (as hereinafter defined).

     (d) Five years from the Date of Grant.

In the event that Optionee commits an act that the Board determines to have been intentionally committed and materially inimical to the interests of the Company, the Option shall terminate as of the time of the commission of that act, notwithstanding any other provision of this Agreement. In the event that Optionee's employment is terminated by the Company for Cause, the Option shall terminate as of the time Optionee's employment is terminated, notwithstanding any other provision of this Agreement.

         5. No Transfer of Option.
            ---------------------

         The Option may not be transferred except by will or the laws of descent and distribution and may not be exercised during the lifetime of Optionee except by Optionee or Optionee's guardian or legal representative acting on behalf of Optionee in a fiduciary capacity under state law and court supervision.

         6. Limitations on Exercise of Option.
            ----------------------------------

         Notwithstanding any other provision of this agreement, the Option shall not be exercisable if the exercise would involve a violation of any applicable federal or state securities law, and the Company shall make reasonable efforts to comply with all such laws. Notwithstanding any other provision of this Agreement, the Option shall not be exercisable until: (I) the Option Shares have been registered by the Company, on an appropriate form of registration statement,under the Securities Act of 1933; and (ii) the Company has provided to The Nasdaq Stock Market all forms required to be provided in connection with the listing of the Option Shares.

         7. Adjustments.
            ------------

         (a) The Committee may make or provide for such adjustments in the number and kind of Option Shares (including shares of another issuer) and in the Option Price, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Optionee that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to the foregoing.

         (b) In the event of any such transaction or event, the Committee may provide in substitution for the Option such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of the Option.

         8. No Right to Employment.
            ----------------------

         No provision of this agreement shall limit in any way whatsoever any right that the Company or a Subsidiary may otherwise have to terminate the employment of Optionee at any time.

         9. Rights as a Stockholder.
            ------------------------

         The holder of this Option shall not be, nor have any of the rights or privileges of, a holder of Common Shares in respect of any Option Shares unless and until certificates representing such shares have been issued by the Company to such holder.

         10. Limitation on Incentive Stock Options.
             -------------------------------------
         Notwithstanding the intent that the Option be an "incentive stock option" within the meaning of that term under Section 422 of the Code, the option will be treated as a non-qualified stock option to the extent that the fair market value of the shares with respect to which any incentive stock options are exercisable for the first time by Optionee during any calendar year (under all of the Company's plans and those of any of its subsidiaries) exceed $100,000.

This rule shall be applied by taking any options into account in the order in which they were granted.

         11. Required Holding Period.
             ------------------------

         Notwithstanding the provisions of Section 2(b), to the extent necessary for the Option, its exercise or the sale of Option Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act of 1934, as amended, (i) except in the case of Optionee's death or Disability, Optionee shall not be entitled to exercise the Option until the expiration of the six-month period following the Date of Grant, or (ii) at least six months shall elapse from the Date of Grant to the date of disposition of the Option Shares acquired upon exercise of the Option.

         12. Definitions.
             -----------

         For the purposes of this Agreement, the following terms have the following meanings:

         (a) "Cause" means (i) the commission by Optionee of an act of fraud or embezzlement against the Company or an act which the Optionee knew to be in gross violation of Optionee's duties to the Company (including the unauthorized disclosure of confidential information), (ii) Optionee's continual failure to render services to the Company, which failure (A) amounts to gross neglect of Optionee's duties to the Company and (B) is not remedied within 10 days after notice thereof by the Company, or (iii) Optionee's conviction of a felony.

         (b) "Change in Control" means the occurrence of any of the following events:
         (i) The execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or
                    --------   -------
    reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities of the Company entitled to vote generally in the election of Directors ("Voting Stock") immediately prior to such transaction;

         (ii) The execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer
                         ------------------
    shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer.

         (iii) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act disclosing that any person (as the term "person" is used in
    Section 13(d)(3) or Section 14(d)(2) of
    the Exchange Act) (other than any of Bradley N. Rotter, Alan B. Perper or John Ward Rotter or any of their respective family members or affiliates) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

         (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided,
                                                                       --------
    however,  that for  purposes of this  subsection  (iv) each  director who is
    -------
    first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period shall be deemed to have been a director of the Company at the beginning of such period; or

         (v) except pursuant to a transaction described in the proviso to subsection (i) of this Section 12(b), the Company adopts a plan for the liquidation or dissolution of the Company.

         (c) "Disability" means, as of any date, becoming disabled within the meaning of such term in Section 22(e)(3) of the Code.

         (d) "Subsidiary" means any corporation in which the Company directly or indirectly owns or controls more than 50 percent of the total combined voting power of all classes of stock issued by the corporation.

         13. Severability.
             ------------

         In the event that one or more of the provisions of this agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.


         14. Stockholder  Approval.  Notwithstanding any other provision of this
             ---------------------
Agreement, the Option granted hereby shall not be exercisable until an amendment to the Plan, providing for an increase in the authorized shares set forth in
Section 3 of the Plan to 500,000, shall have been approved by the requisite vote of the holders of outstanding Common Shares. This agreement and the Option shall be void and of no effect if such approval has not been obtained prior to June 30, 2000.

         15. Governing Law.
             -------------

         This agreement is made under, and shall be construed in accordance with, the laws of the State of Delaware.

         This  Agreement  is  executed  by the  Company  as of the  11th  Day of
                                                                    -----------
November, 1999.
--------------
                         POINT WEST CAPITAL CORPORATION

                         Name:
                              -----------------------------------

                         Title:
                               -----------------------------------

         The undersigned Optionee hereby acknowledges receipt of an executed original of this Incentive Stock Option Agreement and the Plan and accepts the Option subject to the applicable terms and conditions of the Plan and the terms and conditions hereinabove set forth.

                         -------------------------------------
                         Optionee (Signature)

                         Name:
                               ----------------------------

                         Dated as of November 11, 1999
                                     -----------------





                                     ANNEX A
                                       to
                        Incentive Stock Option Agreement
                        --------------------------------

                             Form of Exercise Notice
                             -----------------------





                Pursuant to the Incentive Stock Option Agreement dated as of November 11, 1999 between the undersigned and Point West Capital Corporation
-----------------
(the "Company"), the undersigned hereby elects to exercise his option as follows:

                (a)      Number of shares purchased:
                                                    ---------------------------

                (b)      Total purchase price ((a)x Option Price):$
                                                                   ------------


                Please issue a single certificate for the shares being purchased in the name of the undersigned. The registered address on such certificate should be:

                          ----------------------------


                          ----------------------------



The undersigned's social security number is:
                                             -----------------------------.


Date:
    -------------------------               -----------------------------------
                                            Optionee